EXHIBIT 10.69

ARP-HCI-02-RPP-203-15

DOC: June 10, 2015

ENDORSEMENT NO. 1

to the

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

REINSTATEMENT PREMIUM PROTECTION REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

AEOLUS RE LTD.

in respect of its

KEYSTONE SEGREGATED ACCOUNT

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Interests & Liabilities Agreement of the above Reinsurer shall be amended as follows:

Under the terms of this Contract the above Reinsurer agrees to assume severally and not jointly with other participants

Contract Year 1	Participation
Excess Layer 3	100.000%

Contract Year 2	Participation
Excess Layer 3	100.000%

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Reinsurer participates described above.

It is further agreed that the company detailed as the “Reinsurer” shall now read as follows:

AEOLUS RE LTD.

in respect of its

KEYSTONE SEGREGATED ACCOUNT

KEYSTONE PF SEGREGATED ACCOUNT

ARP-HCI-02-RPP-203-15	I&L Endorsement No. 1 – AEOLS

DOC: June 10, 2015

The following Segregated Accounts through Aeolus Re Ltd. Reinsurers hereby agree to the terms and conditions of the reinsurance as set forth in the attached Interests and Liabilities Agreement and Contract:

Aeolus Re Ltd. in respect of its Keystone Segregated Account, 77.774%

Aeolus Re Ltd. in respect of its Keystone PF Segregated Account, 22.226%

Total: 100.000%

Pursuant to the Entire Agreement Article of this Contract, the Reinsured and the Reinsurer agree that the Keystone PF SAC shall be added as a party as if it had been an original party to this Contract, and all references in this Contract to the Reinsurer shall be read and construed as if they were references to the Keystone SAC and the Keystone PF SAC, each of which shall have the percentage share in the interests and liabilities of the “Reinsurer” under the Contract as set forth below in the signature block; and the Keystone PF SAC shall be bound by, and shall comply with, all of the provisions of this Contract which are binding upon the Reinsurer and shall enjoy all the rights and benefits of the Reinsurer hereunder. In addition, with effect on and from the date of this Endorsement, the Keystone SAC and the Keystone PF SAC do hereby irrevocably appoint the Keystone SAC as their exclusive agent to act on their behalf under this Contract including, but not limited to, giving all notices and approvals as provided for herein.

All other Terms and Conditions detailed on the original fully executed Interests & Liabilities Agreement shall remain unchanged.

Signed in                                 , on this                      day of                     , 20

AEOLUS RE LTD.

in respect of its

KEYSTONE SEGREGATED ACCOUNT

KEYSTONE PF SEGREGATED ACCOUNT

BY:

TITLE:

Signed in                                 , on this                      day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-RPP-203-15	I&L Endorsement No. 1 – AEOLS

DOC: June 10, 2015